UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 10, 2011

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Toronto ,Ontario, Canada, M5J 3T3
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 416-369-3978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On November 10, 2011, Liberty Silver Corp., a Nevada corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with Look Back Investments, Inc. (“Investor”), pursuant to which Investor acquired Subscription Receipts (“Subscription Receipts”) for U.S. $0.50 per Subscription Receipt for gross proceeds of U.S. $3,250,000; the gross proceeds of U.S. $3,250,000 (the “Escrow Proceeds”) are being held in escrow pursuant to the terms of the Subscription Receipt.  Each Subscription Receipt entitles the Investor to receive one unit (a "Unit") from the Company without payment of any additional consideration upon conditional approval by the Toronto Stock Exchange for the listing of the common shares of the Company (the “Escrow Release Condition”).  Each Unit consists of one share of common stock of the Company and one common stock purchase warrant (a “Warrant”).  Each whole Warrant entitles the holder to acquire one share of common stock at a price of U.S. $0.65 for a period of two years following the date of listing with the Toronto Stock Exchange.

If the Escrow Release Condition is not satisfied on or before 5:00 p.m. (Toronto time) on December 31, 2011, the Subscription Receipts will immediately become null and void and of no further force and effect and within five (5) business days thereafter the Escrow Proceeds will be returned to Investor by the escrow agent, Capital Transfer Agency, Inc.

In conjunction with the entry into the Subscription Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Investor, pursuant to which the Company has agreed, immediately following the conditional approval by the Toronto Stock Exchange, to file a registration statement on Form S-1 with the Securities and Exchange Commission which registers the common stock and common stock underlying the Warrants acquired by the Investor for resale.  If the registration statement does not become effective on or before six months from the date of conditional approval by the Toronto Stock Exchange for the listing of the common stock of the Company, Investor shall receive an additional common share and Warrant for, respectively, each ten (10) common shares and each ten (10) Warrants held by the Investor.

The foregoing descriptions of the Subscription Agreement, Subscription Receipt, and Registration Rights Agreement are qualified in their entirety by the contents of the respective agreements which are attached as Exhibits to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.12	Subscription Agreement dated November 10, 2011
10.13	Subscription Receipt and Escrow Agreement dated November 10, 2011
10.14	Registration Rights Agreement dated November 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Geoff Browne

Chief Executive Officer

Date: November 10, 2011

3